UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 16, 2009
DEALERTRACK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 516-734-3600
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events
     On March 16, 2009, Judge Andrew J. Gilford, the federal district court judge in the central district of California, hearing DealerTrack Holdings, Inc.’s (the “Company”) pending litigation against RouteOne and Finance Express, which is described in Item 3 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, moved the jury trial commencement date from April 21, 2009 to September 1, 2009 in order to allow for more time to address certain pretrial motions.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 17, 2009

DealerTrack Holdings, Inc.
By:	/s/ Mark F. O’Neil
Mark F. O’Neil
Chief Executive Officer